                   [GRAPHIC OF PRECISION CASTPARTS CORP. LOGO]


                            PRECISION CASTPARTS CORP.
                  ---------------------------------------------

                     GOLDMAN SACHS CAPITAL GOODS CONFERENCE
                                October 30, 2000


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                            FORWARD-LOOKING STATEMENT
               --------------------------------------------------

         INFORMATION IN THIS PRESENTATION DESCRIBING THE PROJECTED GROWTH AND FUTURE RESULTS AND EVENTS CONSTITUTES FORWARD-LOOKING STATEMENTS, within the meaning of the Private Securities Litigation Reform Act of 1995. ACTUAL RESULTS IN FUTURE PERIODS MAY DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS BECAUSE OF A NUMBER OF RISKS AND UNCERTAINTIES, including but not limited to fluctuations in the aerospace and general industrial cycles; the relative success of the Company's entry into new markets, including the rapid ramp-up of production for industrial gas turbine and airframe components; competitive pricing; the availability and cost of materials and supplies; relations with the Company's employees; the Company's ability to manage its operating costs and to integrate acquired businesses in an effective manner; governmental regulations and environmental matters; risks associated with international operations and world economies; the relative stability of certain foreign currencies; and implementation of new technologies. ANY FORWARD-LOOKING STATEMENTS SHOULD BE CONSIDERED IN LIGHT OF THESE FACTORS. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE ANY FORWARD-LOOKING INFORMATION TO REFLECT ANTICIPATED OR UNANTICIPATED EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS PRESENTATION.




                   [Organizational Chart Depicting FY 01 - Q2]

                            Precision Castparts Corp.

Investment Cast Products   Forged Products  Fluid Management  Industrial Products
                                            Products

PCC Structurals            Wyman-Gordon     PCC Flow Technologies      PCC Specialty
                                 Forgings                              Products

PCC Airfoils                                                           J&L Fiber Services

Wyman-Gordon Castings                                                  Advanced Forming
                                                                                Technology





                                    FY01             FY00              %
                                    Q2               Q2                Change

         Net Sales                  $566.4M          $357.9M           58.3%
         Gross Margin               $124.5M          $80.4M            54.9%
         Operating Income           $71.0M           $42.9M            65.5%
         Earnings per
           Share (diluted)          $0.61            $0.47             29.8%



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                          U.S. MANUFACTURING LOCATIONS

 [Graphic of United States Depicting Locations of PCC Manufacturing Facilities]

- 36 Manufacturing Facilities
- 16 States
- 10,600 Employees


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                        WORLDWIDE MANUFACTURING LOCATIONS



     [Graphic of Europe Depicting Locations of PCC Manufacturing Facilities]



Other manufacturing facilities:

Edmonton, Canada

Mexicali, Mexico

Bangalore, India

Sales Offices
- Shanghai
- Germany
- Singapore
- Australia

          - 12 Manufacturing Facilities
          - 10 Countries
          - 2,450 Employees



                            INVESTMENT CAST PRODUCTS
                                    $282.1M
                                 17.4% OP INCOME

                                                                          Wyman-Gordon
PCC Structurals                     PCC Airfoils                               Castings
--------------------                -----------------                  --------------------
*Investment Castings                * Investment Castings              * Investment Castings
- Aircraft Engines                  - Aircraft Engines                 - Aircraft Engines
- Aeroderivative Engines            - Industrial Gas Turbines          - Industrial Gas Turbines
- Medical Prostheses                - Aeroderivative Engines           - Aerospace
- Impellers                         - Automotive                       - Airframe
- General Industrial                                                   - Microturbines
                                    * Machining                        - Nuclear Energy
* Tungsten Carbide Components       -Aerospace                         - Locomotive
- Gundrills                         - IGT                              - Food Processing
- Extruded Products                                                    - Medical Prostheses
- Other Components                  * Repair
                                    - Aerospace



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                    BASE/ACQUISITION GROWTH - PCC STRUCTURALS


          [Bar Chart Depicting PCC Structurals Base/Acquisition Growth for Years 1985, 1996, 1998 and 2001 Forecast]


1985              1996                               1998                       2001 Forecast
------            ------                             ------                     ------------------
Base              Base                                Base                      Base
                  Base Growth 65%                     Base Growth 195%          Base Growth 187%
                  Acquisition 8%                      Acquisition 36%           Acquisition 47%

                  Total 73%                           Total 231%                Total 234%



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                     BASE/ACQUISITION GROWTH - PCC AIRFOILS



            [Bar Chart Depicting PCC Airfoils Base/Acquisition Growth
                  for Years 1986, 1989, 1997 and 2001 Forecast]



1986              1989                      1997                                2001 Forecast
------            ------                    ------                              ------------------

Base              Base                      Base                                Base
                  Base Growth 17%           Base Growth 70%                     Base Growth 161%
                  Acquisition 3%            Acquisition 56%                     Acquisition 151%

                  Total 20%                 Total 126%                          Total 312%


                 BASE/ACQUISITION GROWTH - WYMAN-GORDON CASTINGS




       [Bar Chart Depicting Wyman-Gordon Castings Base/Acquisition Growth for Years 1985, 2000 Pro Forma and 2001 Forecast]


1985                                2000 Pro Forma                     2001 Forecast
------                              ---------------------              ------------------
Base                                Base                               Base
                                    Base Growth 73%                    Base Growth 103%
                                    Acquisition 250%                   Acquisition 267%

                                    Total 323%                         Total 370%



                               REVENUE BY INDUSTRY
                            INVESTMENT CAST PRODUCTS



         FY 1999                    FY 2000                      FY 2001 Forecast
[Pie Chart depicting                [Pie Chart depicting         [Pie Chart depicting
FY 1999 Revenue]                    FY 2000 Revenue]             FY 2001 Forecast
$942,100,000                        $970,800,000                 Revenue]

Aerospace 79%                       Aerospace 70%                Aerospace 67%
IGT 12%                             IGT 21%                      IGT 23%
Other* 7%                           Other* 7%                    Other* 7%
Aeroderivative Engines 2%           Aeroderivative Engines 2%    Aeroderivative Engines 3%




* "Other" includes industrial processing, automotive, medical, etc.

FY01 Outlook
------------------

Investment Cast Products
- Increasing aircraft engine market growth
- Strong growth in IGT and aeroderivatives
- Airframe sales expanding
- Strong regional aircraft engine sales
- Market share gains in aluminum casting
- Mexico site selected
- Opportunities for value-added machining


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                                 Forged Products
                                     $155.4M
                                 15.3% Op Income
                                        |
                              Wyman Gordon Forgings

                  * Forgings                                       * Machining
                  - Aircraft Engines                               - Aerospace
                  - Aeroderivative Engines                         - IGT
                  - Structurals
                  - Industrial Gas Turbines
                  - Seamless Pipe


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                 BASE/ACQUISITION GROWTH - WYMAN-GORDON FORGINGS



                   [Bar Chart Depicting Wyman-Gordon Forgings'
          Base/Acquisition Growth for 2000 Pro Forma and 2001 Forecast]



2000 Pro Forma
--------------------
Base

2001 Forecast
------------------
Base
Base Growth 5%
Acquisition 8%
Total 13%

                               Revenue by Industry
                                 Forged Products


FY2000
$192,100,000
Aerospace 81%
IGT 8%
Energy 9%
Other 2%

FY2001 Forecast
Aerospace 76%
IGT 11%
Energy 13%

FY01 Outlook
------------------

Forged Products

- Top-line growth opportunities
- Increased volume from aerospace forgings, IGT forgings, and value-added machining
- Excellent market growth opportunity in extruded pipe products

- Strong aircraft engine marketplace

- Continued strength in IGT and aeroderivatives

- Outstanding execution of cost-savings plans

- Lincoln acquisition - technology/market growth

- International manufacturing

                             AIRCRAFT ENGINE CONTENT


               [Cutaway Graphic Depicting Aircraft Engine Content]

                         INDUSTRIAL GAS TURBINE CONTENT


           [Cutaway Graphic Depicting Industrial Gas Turbine Content]

                            Fluid Management Products
                                     $77.3M
                                 4.3% Op Income

                              PCC Flow Technologies



* Pumps (OEM/Aftermarket)           * Valves (OEM/Aftermarket)        * Brand Names
- Energy                            - Energy                           - PACO Pumps
- Power Generation                  - Refining                         - Johnston Pump
- Cogeneration                      - Chemical                         - General Valve
- Agricultural                      - Petrochemical                    - E/One
- Municipal                         - Pharmaceutical                   - TBV
- Residential                       - Brewing                          - TECHNO
- Shipping                          - Pulp and Paper                   - Reiss
- Mining                                                               - Valtaco
                                                                       - Technova
* Detection Systems                 * Wellhead Equipment               - Sterom
- Power Generation                  - Energy                           - Newco Valves
                                                                       - OIC Valves


                 BASE/ACQUISITION GROWTH - PCC FLOW TECHNOLOGIES


                   [Bar Chart Depicting PCC Flow Technologies
      Base/Acquisition Growth for Years 1998, 1999, 2000 and 2001 Forecast]



1998                       1999                      2000                       2001 Forecast
------                     ------                    ------                     ------------------
Base                       Base                      Base                       Base
                           Base Growth 8%            Base Growth (4%)           Base Growth (2%)
                           Acquisition 21%           Acquisition 29%            Acquisition 45%

                           Total 29%                 Total 25%                  Total 43%



                               REVENUE BY INDUSTRY
                            FLUID MANAGEMENT PRODUCTS


[Pie Chart Depicting                               [Pie Chart Depicting
FY 1999]                                           FY 2000

$280,100,000                                       $269,800,0000

Energy/Petrochemical - 41%                         Energy/Petrochemical - 47%
Other* - 21%                                       Other* - 15%
Wastewater - 14%                                   Wastewater - 18%
Industrial Processing - 12%                        Industrial Processing - 7%
Commercial Construction - 8%                       Commercial Construction - 11%
Water Resources - 4%                               Water Resources - 2%


[Pie Chart Depicting
FY 2001 Forecast]

Energy/Petrochemical - 47%
Other* - 14%
Wastewater - 18%
Industrial Processing - 9%
Commercial Construction - 9%
Water Resources - 3%

*"Other" includes chemical transport, mining, irrigation, etc.
Excludes Penberthy & Water Specialties

FY01 Outlook
------------------

Fluid Management Products

         - Power generation market

         - Improved sales opportunities

            - Expanded European/US distribution

            - Sourcing agreements

            - Esso International (Latin America/SE Asia)

            - SASOL (South Africa)

            - Black & Veatch (U.S.)

            - Fluor Daniel (Worldwide)

         - International growth

            - Malaysia

            - Mexico

FY01 Outlook
------------------
- Improved operating performance

- Manufacturing productivity

    - Upgraded factories

        - Romania     - Brookshire     - TBV     - Glasgow     -E/One

    - Outsourcing

        - China        - India              - Mexico          - Romania

- Redesigned products for lower cost

- Consolidation of facilities

- Cautious optimism for refining/chemical recovery

                               INDUSTRIAL PRODUCTS
                                     $51.6M
                                 3.4% OP INCOME


PCC Specialty Products              J&L Fiber Services        Advanced Forming
                                                                       Technology

*Cold-Forming Tools/Machines        *Refiner Plates           *Metal-Injection-Molding
*Machine Tools                      *Screen Cylinders         *Metal-Matrix-Composites
*Fabricated Masts                   *Refiner Rebuilds         *ThixoFormed(TM) Parts
 - Automotive                        - Pulp and Paper          - Automotive
 - Appliance                                                   - Electronics
 - Medical                                                     - Medical
 - Agricultural                                                - Firearms
 - Fastener Manufacturers                                      - Power/Hand Tools
 - General Industrial                                          - Telecommunications
- Aerospace                                                    - Aerospace
- Construction                                                 - Computer Cases
- Lift Trucks                                                  - Consumer Products
                                                               - Electronics Packaging

*Brand Names
 - Reed-Rico(R)
 - Eldorado
 - Fastener Engineers
 - Astro Punch(R)
 - Lewis Machine


                BASE/ACQUISITION GROWTH - PCC SPECIALTY PRODUCTS


          (Bar Chart Depicting PCC Specialty Products Base/Acquisition
               Growth - 1995 Pro Forma, 1997, 1998, 2001 Forecast)



1995 Pro Forma    1997                      1998                       2001 Forecast
- Base            - Base                    - Base                     - Base
                  - Base Growth 2%          - Base Growth 15%          - Base Growth (9%)
                  - Acquisition 73%         - Acquisition 118%         - Acquisition 132%
                  Total  75%                Total  133%                Total  123%



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                  BASE/ACQUISITION GROWTH - J&L FIBER SERVICES


        (Bar Chart Depicting J&L Fiber Services Base/Acquisition Growth -
                   1998 Pro Forma, 1999, 2000, 2001 Forecast)



1998 Pro Forma    1999                      2000                       2001 Forecast
- Base            - Base                    - Base                     - Base
                  - Base Growth 12%         - Base Growth 12%          - Base Growth 10%


              BASE/ACQUISITION GROWTH - ADVANCED FORMING TECHNOLOGY


             (Bar Chart Depicting Advanced Forming Technology Base/ Acquisition Growth -1995 Pro Forma, 1998, 2000, 2001 Forecast)


1995 Pro Forma    1998                      2000                       2001 Forecast
- Base            - Base                    - Base                     - Base
                  - Base Growth 49%         - Base Growth 49%          - Base Growth 89%
                                            - Acquisition 34%          - Acquisition 24%
                                            Total  83%                 Total  113%


                               REVENUE BY INDUSTRY
                               INDUSTRIAL PRODUCTS


            (PIE CHARTS DEPICTING FY 1999, FY 2000, FY 2001 FORECAST)

[Pie Chart Depicting                                 [Pie Chart Depicting
FY 1999]                                             FY 2000]
$223,400,000                                         $219,200,000
Automotive - 35%                                     Automotive - 33%
Pulp & Paper - 30%                                   Pulp & Paper - 29%
Other*- 22%                                          Other* - 22%
Industrial Suppliers - 7%                            Industrial Suppliers - 12%
Industrial Processing - 6%                           Industrial Processing - 4%


[Pie Chart Depicting
FY 2001 Forecast]
Automotive - 30%
Pulp & Paper - 27%
Other*- 21%
Industrial Suppliers - 13%
Industrial Processing - 9%

*"Other" includes electronics, appliances, consumer, firearms/ordnance, medical, etc.

FY01 Outlook
------------------

Industrial Products

- Strong rebound for PCC Olofsson
- New designs
- Offshore manufacturing
- International sales for PCC Superior Fabrication
- Distribution
- Aftermarket focus

- Some market recovery for Reed-Rico(R)/Astro Punch(R)

- Fastener Engineers acquisition looks promising
- PCC synergies
- Manufacturing/engineering improvements
- International opportunities

FY01 Outlook
------------------

Industrial Products

- J&L opportunities
    - SmartPlates(TM)
    - Refiner rebuilds
    - E-business
    - Corporate contracts
    - Strong growth in Asia
    - Manufacturing cost reductions

- Increased sales in all AFT product lines
    - ThixoForming(TM) profitability
    - MIM market growth
    - Composites profitability
    - Strong partnering relationships in strategic markets
    - On track for 20% sales growth and 2X FY00 earnings in FY01

               TOTAL BASE/ACQUISITION GROWTH - 1985-2001 FORECAST

             [Bar Chart Depicting PCC Total Base/Acquisition Growth
            for Years 1985, 1986, 1995, 1997, 2000 and 2001 Forecast]


1985                       1986                               1995
----                       ----                               ----
Base                       Base                               Base
                           Base Growth 49%                    Base Growth 46%
                           Acquisition 34%                    Acquisition 201%

                           Total 145%                         Total 247%


1997                       2000                               2001(forecast)
----                       ----                               ----

Base                       Base                               Base
Base Growth 96%            Base Growth 117%                   Base Growth 161%
Acquisition 516%           Acquisition 1263%                  Acquisition 1402%

Total 612%                 Total 1380%                        Total 1563%

Summary
------------

- Strong aerospace market
    - Increased share in growth engine programs
    - Regional market increasingly important
    - Airframe growth

- IGT market showing continued strength
    - Share gain in forgings, castings, and Fluid Management products

- Wyman-Gordon on track to beat initial cost-savings goals
    - Offshore manufacturing
    - Synergies
    - Groton/Tilton turnaround
    - Forging cost takeout
    - Volume opportunities
    - Buffalo closing

----------------------

- PCC Flow Technologies positioned for improved sales and earnings
    - Expanded distribution/products
    - Productivity improvements
    - European synergies
    - Aftermarket opportunities
    - Recovery of key markets

- Increased profitability forecast for Industrial Products
    - New designs
    - Aftermarket penetration
    - Distribution
    - Productivity
    - International manufacturing
    - Market enlargement

                   [GRAPHIC OF PRECISION CASTPARTS CORP. LOGO]